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                                                                    Exhibit 10.2

                        AMENDMENT AND WAIVER dated as of January 23, 2004, to
                  the Amended and Restated Credit Agreement dated as of November 14, 2000, as amended (the "Credit Agreement"), among TRAVELCENTERS OF AMERICA, INC. (the "Borrower"), the Lenders party thereto, , JPMORGAN SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, as co-lead arrangers, JPMORGAN CHASE BANK (successor to THE CHASE MANHATTAN BANK), as administrative agent (the "Administrative Agent") CREDIT SUISSE FIRST BOSTON, as syndication agent and U.S. BANK, N.A. (successor to FIRSTAR BANK, N.A.), as documentation agent.

            A. The Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

            B. The Borrower has requested that certain provisions of the Credit Agreement be amended and waived as set forth herein.

            C. The undersigned Lenders are willing to amend and waive certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein (a) to increase the LC Commitment and (b) to settle certain past, present and future claims and terminate any and all remaining obligations of Union Oil Company of California ("Unocal") to the Borrower and certain of its affiliates pursuant to the terms and conditions of the Environmental Agreement dated as of November 23, 1992 (as amended, supplemented or otherwise modified from time to time, the "Unocal Environmental Agreement") between Unocal and TA Operating Corporation, a wholly owned subsidiary of the Borrower.

            D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the dollar amount of "$25,000,000" in the defined term "LC Commitment" immediately following the words "`LC Commitment' shall mean" and replacing it with the dollar amount of $50,000,000.
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            SECTION 2. Amendment to Section 10.04(b). Clause (i) of Section
10.04(b) of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                        each of the Borrower and the Administrative Agent must
                  give their prior written consent to such assignment (which consent shall not be unreasonably withheld), provided further that (A) no consent of the Borrower shall be required for any assignment to a Lender, any Lender Affiliate of a Lender or any Federal Reserve Bank and (B) no consent of the Administrative Agent shall be required in the case of an assignment of (1) a Revolving Credit Commitment or a Revolving Loan to a Lender or a Lender Affiliate with a Revolving Credit Commitment or a Revolving Loan immediately prior to giving effect to such assignment and (2) any Term Loan to a Lender, a Lender Affiliate or any Federal Reserve Bank.

            SECTION 3. Waiver of Section 7.10(g). The Required Lenders hereby waive compliance with Section 7.10(g) of the Credit Agreement to the extent necessary to permit the consummation of the settlement and termination of the Unocal Environmental Agreement contemplated by the Borrower and Unocal, in accordance with the Buyout Agreement attached hereto as Exhibit A.

            SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (b) The representations and warranties of the Borrower set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date or that there are changes to the factual information contained in such representations and warranties that do not reflect any violation of or failure to comply with any provision of this Amendment or any other Loan Document.

            (c) The Borrower shall be in compliance with all the material terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to this Amendment no Event of Default or Default shall have occurred and be continuing.

            SECTION 5. Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signature of the Borrower and the Required Lenders and (b) payment of all reasonable out-of-pocket expenses incurred by the Administrative Agent, including the reasonable charges, fees and disbursements of


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Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, to the extent invoiced prior to the date hereof.

            SECTION 6. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes.

            SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

            SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                      TRAVELCENTERS OF AMERICA, INC.,

                                         By
                                            /s/         James W. George
                                            ------------------------------------
                                            Name:  James W. George
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                      JPMORGAN CHASE BANK, individually
                                      and as Administrative Agent,

                                         by
                                            /s/   William J. Caggiano
                                            ------------------------------------
                                            Name:  William J. Caggiano
                                            Title: Managing Director


[Lender Signature Pages Omitted]


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